Exhibit 4.1

Interactive Data
14 West Street
New York, NY  10005


November 8, 1996


Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, IL 60181


     Re: Van Kampen American Capital Strategic Ten Trust, United States Portfolio, Series 11 (A Unit Investment Trust) Registered Under the Securities Act of 1933, File No. 333-14831

Gentlemen:

     We  have  examined the Registration Statement for the above  captioned
Fund.

     We hereby consent to the reference in the Prospectus and Registration Statement for the above captioned Fund to Interactive Data Corporation, as the Evaluator, and to the use of the Evaluation prepared by us which are referred to in such Prospectus and Statement.

     You are authorized to file copies of this letter with the Securities and Exchange Commission.

Very truly yours,


James Perry
Vice President


                                                           Exhibit 4.1

Interactive Data
14 West Street
New York, NY  10005


November 8, 1996


Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, IL 60181


     Re: Van Kampen American Capital Strategic Five Trust, United States Portfolio, Series 5 (A Unit Investment Trust) Registered Under the Securities Act of 1933, File No. 333-14831

Gentlemen:

     We  have  examined the Registration Statement for the above  captioned
Fund.

     We hereby consent to the reference in the Prospectus and Registration Statement for the above captioned Fund to Interactive Data Corporation, as the Evaluator, and to the use of the Evaluation prepared by us which are referred to in such Prospectus and Statement.

     You are authorized to file copies of this letter with the Securities and Exchange Commission.

Very truly yours,


James Perry
Vice President



                                                              Exhibit 4.1

Interactive Data
14 West Street
New York, NY  10005


November 8, 1996


Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, IL 60181


     Re:    Van Kampen American Capital Strategic Ten Trust:
            United Kingdom Portfolio, Series 11
            Hong Kong Portfolio, Series 11
            (A Unit Investment Trust) Registered Under the Securities Act of 1933, File No. 333-14831

Gentlemen:

     We  have  examined the Registration Statement for the above  captioned
Fund.

     We hereby consent to the reference in the Prospectus and Registration Statement for the above captioned Fund to Interactive Data Corporation, as the Evaluator, and to the use of the Evaluations prepared by us which are referred to in such Prospectus and Statement.

     You are authorized to file copies of this letter with the Securities and Exchange Commission.

Very truly yours,


James Perry
Vice President